Debtor	Case number	Abbreviation

Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION
MONTHLY OPERATING REPORT, FEBRUARY 2009
CHAPTER 11
BUSINESS DEBTORS
Form 2A
COVERSHEET AND QUESTIONNAIRE

Mark one box for each required document
Report/Document	Previously
Attached	Waived
☒		1. Cash Receipts and Disbursements Statement (Form 2-B)
2. Balance Sheet (Form 2-C)
3. Profit and Loss Statement (Form 2-D)
4. Supporting Schedules (Form 2-E)
☒		5. Disbursements Summary (Form 2-F)
☒		6. Narrative (Form 2-G)
☒		7. Bank Statements for All Bank Accounts
☒		8. Bank Statement Reconciliations for All Bank Accounts

Questionnaire
Please answer questions below	Yes	No

1. Is the business still operating?	☒
2. Were any assets (other than inventory) sold this month?		☒
3. Were all employees timely paid this month?	☒
4. Are all insurance policies and operating licenses current and in effect?		☒	(1)
5. Did you open any new bank accounts this month?		☒
6. Did you deposit all receipts into your DIP account this month?		☒	(2)
7. Have all taxes been timely paid?		☒	(3)
8. Are you current on the U.S. Trustee quarterly fee payments?	☒

I declare under penalty of perjury that the following Monthly Operating Report , and any statements and attachments thereto are true, accurate and correct to the best of my belief.

Executed on: July 2, 2009	Print name: Zachary H Pashel
	Signature:	/S/ Zachary H Pashel
Title: President and Chief Executive Officer

(1) Our California business license fee for 2007 is past due. We have been informed that our  business license in California was suspended, however effective January 1, 2008 the company is no  longer doing business in California.
(2) Certain deposits related to securities were automatically deposited into our custody account.
(3) Certain local, state and federal taxes for 2007 and 2008 are past due.

Debtor	Case number	Abbreviation

Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period February 1, 2009 to February 28, 2009

Cash flow Summary	LUM		MIN
	Current		Current
	Month	Accumulated	Month	Accumulated

1. Beginning cash balance	$134,799	$234,454	$4,067	$100,046

2. Cash receipts
Operations	16,974	425,150	-	19,107
Sale of assets	-	-	-	-
Loans/advances	390,000	1,162,000	-	-
Other	50,000	186,910	-	9,759

Total Cash Receipts	456,974	1,774,060	-	28,866

3. Cash Disbursements
Operations	281,155	1,278,827	-	65,190
Debt Service/Secured loan payment	-	-	-	-
Professional Fees/U.S. Trustee Fees	122,755	540,955	-	-
Other	37,419	38,288	-	59,655

Total Cash Disbursements	441,329	1,858,070	-	124,845

4. Net Cash Flow (total Cash Receipts less
Total Cash Disbursements)	15,645	(84,010)	-	(95,979)

Ending Cash balance (to Form 2-C)	$150,444	$150,444	$4,067	$4,067

	Financial	Book
CASH BALANCE SUMMARY	Institution	Balance

Petty Cash		N/A
DIP Operating account (LUM)	Wachovia	$158,276
DIP State Tax Account		N/A
DIP Payroll Account		N/A
Other Operating Account (LUM)	Bank of America	$(7,832)
Other Operating Account (LUM)	Bank of the West	$-
Sweep account (LUM)	JPMorgan Custody Account	$-
Other Interest Bearing Account (MIN)	JPMorgan Custody Account	$4,067

TOTAL (must agree with Ending Cash Balance above)		$154,511

Debtor	Case number	Abbreviation

Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period February 1, 2009 to February 28, 2009

LUM
CASH RECEIPTS DETAIL		ACCOUNT NUMBER	2000037939702

Date	Payer	Description	Amount

02/04/09	Wells Fargo Bank	Interest receipts	$26
02/04/09	Wells Fargo Bank	Interest receipts	172
02/04/09	Wells Fargo Bank	Interest receipts	185
02/04/09	Wells Fargo Bank	Interest receipts	187
02/04/09	Wells Fargo Bank	Interest receipts	216
02/04/09	Wells Fargo Bank	Interest receipts	622
02/04/09	Wells Fargo Bank	Interest receipts	949
02/05/09	ADP	Salaries & Benefits	5,402
02/05/09	Arco Capital Corporation	DIP financing receipts	110,000
02/06/09	Endowment Capital	Other receipts	50,000
02/18/09	IndyMac Bank	Interest receipts	4,802
02/20/09	Arco Capital Corporation	DIP financing receipts	280,000
02/26/09	HR Simplified	COBRA benefit receipts	4,413

		Total Cash Receipts	$456,974

LUM
CASH RECEIPTS DETAIL		ACCOUNT NUMBER	021-50526

Date	Payer	Description	Amount

None

		Total Cash Receipts	$-

LUM
CASH RECEIPTS DETAIL		ACCOUNT NUMBER	12356-81798

Date	Payer	Description	Amount

None

		Total Cash Receipts	$-

LUM
CASH RECEIPTS DETAIL		ACCOUNT NUMBER	756-032058

Date	Payer	Description	Amount

None

		Total Cash Receipts	$-

MIN
CASH RECEIPTS DETAIL		ACCOUNT NUMBER	021-58765

Date	Payer	Description	Amount

None

		Total Cash Receipts	$-

Debtor	Case number	Abbreviation

Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period February 1, 2009 to February 28, 2009

LUM
CASH DISBURSEMENTS DETAIL		ACCOUNT NUMBER	2000037939702

Date	Check No.	Payee	Description	Amount

02/05/09	1165	Unified Fund Services	Other	$32,000
02/06/09	1166	Andrew Tikofsky	Salaries & Benefits	15,000
02/09/09	n/a	ADP	Salaries & Benefits	1
02/10/09	1173	United HealthCare	Salaries & Benefits	12,451
02/10/09	1179	Engage Systems Inc.	Information Tech/Systems	11,500
02/10/09	1175	Cananwill, Inc.	Insurance	5,067
02/10/09	1180	Richard J. Reisman	Salaries & Benefits	4,749
02/10/09	1177	Olson, Patrick	Information Tech/Systems	4,000
02/10/09	1174	Westside Property Investment Company	Rent	2,000
02/10/09	1171	AT&T - 821471292	Office Supplies	970
02/10/09	1172	Principal Financial Group	Salaries & Benefits	571
02/10/09	1169	Chang, Karen	Office Supplies	392
02/10/09	1176	Iron Mountain Records Management	Office Supplies	253
02/10/09	1168	Feniak, Jonathan	Travel & Entertainment	232
02/10/09	1167	Verizon 215-523-6968	Office Supplies	102
02/10/09	1178	Wachovia Bank	Custody and bank fees	80
02/10/09	1170	Susan Manning	Office Supplies	60
02/20/09	1187	Hunton & Williams LLP	Professional Fees and Expenses	95,587
02/20/09	1183	KPMG,LLP	Accounting	79,582
02/20/09	n/a	ADP	Salaries & Benefits	36,312
02/20/09	n/a	ADP	Salaries & Benefits	23,743
02/20/09	1181	Shapiro, Sher, Guinot & Sandler	Professional Fees and Expenses	12,108
02/20/09	1185	Faegre & Benson LLP	Professional Fees and Expenses	6,725
02/20/09	1208	Regus Group	Rent	5,998
02/20/09	1182	MAHONEY COHEN & COMPANY	Professional Fees and Expenses	3,460
02/20/09	1201	XO Communications	Information Tech/Systems	2,048
02/20/09	1184	Westside Property Investment Company	Rent	2,000
02/20/09	1190	U.S. TRUSTEE - LUM	Professional Fees and Expenses	1,950
02/20/09	n/a	Pen-Cal	Salaries & Benefits	1,688
02/20/09	1205	Weiss, Barry	Travel & Entertainment	1,590
02/20/09	1188	PEN-CAL	Salaries & Benefits	1,553
02/20/09	1206	Pashel, Zachary	Travel & Entertainment	1,546
02/20/09	1199	UNUM LIFE INSURANCE	Salaries & Benefits	806
02/20/09	1204	Feniak, Jonathan	Travel & Entertainment	594
02/20/09	1189	U.S. TRUSTEE - LCM	Professional Fees and Expenses	325
02/20/09	1191	U.S. TRUSTEE - MER	Professional Fees and Expenses	325
02/20/09	1192	U.S. TRUSTEE - MIN	Professional Fees and Expenses	325
02/20/09	1193	U.S. TRUSTEE - PAN	Professional Fees and Expenses	325
02/20/09	1194	U.S. TRUSTEE - PRO	Professional Fees and Expenses	325
02/20/09	1195	U.S. TRUSTEE - SAT	Professional Fees and Expenses	325
02/20/09	1196	U.S.TRUSTEE - MIN CDO	Professional Fees and Expenses	325
02/20/09	1197	U.S.TRUSTEE - MAIA	Professional Fees and Expenses	325
02/20/09	1198	U.S.TRUSTEE - OT	Professional Fees and Expenses	325
02/20/09	1186	Pitney Bowes	Office Supplies	115
02/20/09	1200	CDH Card Systems, Inc.	Salaries & Benefits	90
02/20/09	1203	Chang, Karen	Office Supplies	39
02/25/09	1209	1515 Market Street Acquistion Partners, LP	Other	529
02/10/09	n/a	ADP	Salaries & Benefits	28,812
02/10/09	n/a	ADP	Salaries & Benefits	22,531
02/10/09	n/a	Pen-Cal	Salaries & Benefits	5,688
02/10/09	n/a	Wachovia Bank	Custody and bank fees	139
02/23/09	n/a	ADP	Salaries & Benefits	7,500
02/24/09	n/a	ADP	Salaries & Benefits	493
02/24/09	n/a	State of Delaware	Tax	250
02/24/09	n/a	State of Delaware	Tax	100
02/24/09	n/a	State of Delaware	Tax	100
02/24/09	n/a	State of Delaware	Tax	100
02/24/09	n/a	State of Delaware	Tax	100
02/24/09	n/a	State of Delaware	Tax	100
02/24/09	n/a	State of Delaware	Tax	100
02/26/09	n/a	Certified Check: Wayne Moving & Storage	Other	1,995
02/26/09	n/a	Certified Check: Wayne Moving & Storage	Other	1,995
02/26/09	n/a	Certified Check: Wayne Moving & Storage	Other	900
02/27/09	n/a	ADP FSA	Salaries & Benefits	10

			Total Cash Disbursements	$441,329

LUM
CASH DISBURSEMENTS DETAIL		ACCOUNT NUMBER	021-50526

Date	Check No.	Payee	Description	Amount

None

			Total Cash Disbursements	$-

LUM
CASH DISBURSEMENTS DETAIL		ACCOUNT NUMBER	12356-81798

Date	Check No.	Payee	Description	Amount

None

			Total Cash Disbursements	$-

LUM
CASH DISBURSEMENTS DETAIL		ACCOUNT NUMBER	756-032058

Date	Check No.	Payee	Description	Amount

None

			Total Cash Disbursements	$-

MIN
CASH DISBURSEMENTS DETAIL		ACCOUNT NUMBER	021-58765

Date	Check No.	Payee	Description	Amount

None

			Total Cash Disbursements	$-

Debtor	Case number	Abbreviation

Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT

Form 2-F
DISBURSEMENT SUMMARY
For Month Ended February 28, 2009

Total Disbursements from Operating Account	$441,329

Total Disbursements from Payroll Account	$-

Total Disbursements from Escrow Account	$-

Total Disbursements from Other Account	$-

Grand Total	$441,329

Fee

Debtor	Case number	Abbreviation

Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT

Form 2-G
NARRATIVE
For Month Ended February 28, 2009

The Debtors do not currently have sufficient internal accounting capacity or funds to spend  on external financial experts to put together Form 2-C, Form 2-D or Form 2-E of the Monthly  Operating Report.